Exhibit 10.4
EXECUTION VERSION
                     AMENDMENT NO. 1 dated as of July 23, 2009 (this “Amendment”), to the Mezzanine Credit Agreement, dated as of July 31, 2008 (the “Mezzanine Credit Agreement”), among EXPLORER INVESTOR CORPORATION, a Delaware corporation (“Holdings”), EXPLORER MERGER SUB CORPORATION, a Delaware corporation (the “Initial Borrower”), BOOZ ALLEN HAMILTON INC., a Delaware corporation into which the Initial Borrower was merged (the “Company” or the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Mezzanine Credit Agreement (the “Lenders”), CREDIT SUISSE, as Administrative Agent, and CREDIT SUISSE SECURITIES (USA) LLC, BANC OF AMERICA SECURITIES LLC, and LEHMAN BROTHERS INC., as joint lead arrangers and joint bookrunners.
     A. The Administrative Agent and the Borrower have jointly identified an obvious error in a provision in the Mezzanine Credit Agreement and desire to amend such provision.
     B. Pursuant to, and in accordance with, Section 9.1(b) of the Mezzanine Credit Agreement, the Administrative Agent and the Borrower may amend such provision without any further action or consent of any other party to the Mezzanine Credit Agreement or any other Loan Document.
     C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Mezzanine Credit Agreement.
     Accordingly, the parties hereto hereby agree as follows:
     SECTION 1. Amendment. Section 6.1(a) of the Mezzanine Credit Agreement is hereby amended by deleting the words “less than” set forth therein and substituting therefor the words “in excess of”.
     SECTION 2. Effectiveness. This Amendment shall become effective as of July 31, 2009, the date which is five Business Days following the posting of this Amendment electronically on IntraLinks/IntraAgency with notice of such posting by the Administrative Agent to the Lenders, provided that this Amendment is not objected to in writing by the Required Lenders by July 31, 2009.
     SECTION 3. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic (i.e. “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 4. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE SAME ARE NOT

MANDATORILY APPLICABLE BY STATUTE AND THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
     SECTION 5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
     SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Loan Parties under the Mezzanine Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Mezzanine Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Mezzanine Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provision of the Mezzanine Credit Agreement specifically referred to herein. After July 31, 2009, any reference in any Loan Document to the Mezzanine Credit Agreement shall mean the Mezzanine Credit Agreement, as modified hereby.
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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BOOZ ALLEN HAMILTON INC, as Borrower
by	/s/ Samuel R. Strickland
	Name:	Samuel R. Strickland
	Title:	Senior Vice President, CFO

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent
by	/s/ John D. Toronto
	Name:	John D. Toronto
	Title:	Director

by	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Associate